                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934






         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 16, 2002
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                             Middlefield Banc Corp.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             Ohio                        33-23094                  34-1585111
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 (STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)  (IRS EMPLOYER IDENTIFICATION
  INCORPORATION OR ORGANIZATION)                              NUMBER)



   15985 East High Street, Middlefield, Ohio                     44062-0035
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   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (440) 632-1666
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                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.
         -----------------------------------------

         Middlefield Banc Corp. issued a press release on May 16, 2002 announcing the declaration of quarterly cash and share dividends. A copy of the May 16, 2002 press release is attached hereto as Exhibit 99.1. This summary of the press release is qualified in its entirety by reference to Exhibit 99.1, which is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.
         -------------------------------------------

         Not applicable


(b)      Pro forma financial information.
         -------------------------------

         Not applicable


(c)      Exhibits.
         --------

         99.1     Middlefield Banc Corp. May 16, 2002 press release


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MIDDLEFIELD BANC CORP.



DATED: May 16, 2002                  By:      /s/ Thomas G.  Caldwell
                                              ---------------------------------
                                              Thomas G. Caldwell
                                     Its:     President and Chief Executive
                                              Officer












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                             MIDDLEFIELD BANC CORP.

                           CURRENT REPORT ON FORM 8-K

                                INDEX OF EXHIBITS
EXHIBIT
-------

99.1     Middlefield Banc Corp. May 16, 2002 press release